ALPHASIMPLEX TACTICAL U.S. MARKET FUND

Supplement dated September 4, 2020 to the AlphaSimplex Tactical U.S. Market Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, each dated May 1, 2020, as may be revised or supplemented from time to time.

On September 3, 2020, the Board of Trustees of Natixis Funds Trust II, on behalf of its series AlphaSimplex Tactical U.S. Market Fund (the “Fund”), upon the recommendation of the Fund’s adviser, AlphaSimplex Group, LLC., approved a plan to liquidate the Fund. The liquidation is expected to take place on or about October 15, 2020 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date.

Effective September 4, 2020, redemptions will not be subject to any sales charges, including contingent deferred sales charges. The proceeds from any such redemption will be the net asset value of the Fund’s shares after expenses and liabilities of the Fund have been paid or otherwise provided for. In addition, the Fund expects to make one or more distributions of income and/or net capital gains on or prior to the Liquidation Date in order to eliminate Fund-level taxes. After declaring and paying such distributions, all or a portion of one or more of these distributions may constitute a non-taxable return of capital for shareholder tax reporting purposes.  If this fact pattern presents itself, shareholders will be notified of these amounts in the tax reporting information that is sent to shareholders in early 2021.

On or before the Liquidation Date, the Fund’s affairs shall be wound up and its securities and other assets shall be sold for cash or cash equivalents. The Fund shall have the authority to engage in such transactions as may be appropriate to its dissolution, winding up, liquidation and termination. In connection with the liquidation, the Fund may deviate from its investment strategies disclosed in its prospectus and may invest more in certain investment types, such as futures, ETFs and cash items. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be treated like other redemptions of shares and may result in a gain or loss for federal income tax purposes. If Fund shares are capital assets in the hands of a shareholder, such gain or loss, if any, generally will be taxed as short- or long-term capital gain or loss depending on how long the shareholder held the shares.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “How to Redeem Shares” in the Fund’s Prospectus. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges as described under “Exchanging or Converting Shares” in the Fund’s Prospectus. For federal income tax purposes, an exchange of the Fund’s shares for shares of another Natixis Fund is generally treated as a sale on which a gain or loss may be recognized. Each shareholder should consult with his or her tax advisor for more information on his or her own situation.

Retirement Accounts.  Absent an instruction to the contrary prior to the Liquidation Date, for shares of the Fund held using a Natixis Funds’ prototype document, in individual retirement accounts, in custodial accounts under a SEP, SIMPLE, SARSEP or 403(b) plan, or in certain other retirement accounts, Natixis Distribution, L.P. (“Natixis Distribution”) will exchange any shares remaining in the Fund on the Liquidation Date for shares of the Loomis Sayles Limited Term Government and Agency Fund at net asset value. Please refer to your plan documents or contact your plan administrator or plan sponsor to determine whether the preceding sentence applies to you.

Effective September 4, 2020, Natixis Distribution will no longer accept investments in the Fund from new investors. Effective October 8, 2020, Natixis Distribution will no longer accept additional investments in the Fund from current shareholders of the Fund, including additional investments through automatic or systematic investment plans.